UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21 , 2007

Optium Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Precision Road

Horsham, PA 19044

 (Address of Principal Executive Offices including zip code)

(267) 803-3800

 (Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if

Changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

PAGE
Item 2.01. Completion of Acquisition or Disposition of Assets	2
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS	2
SIGNATURE	3
EXHIBIT INDEX	4
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on May 21, 2007 to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

On May 21, 2007 Optium Corporation (“the Company”) filed an 8-K announcing that on May 15, 2007, the previously announced acquisition of Kai-Light Photonics, Inc. (“Kailight”) was consummated by the merger (the “Merger”) of CLP Acquisition I Corp. (“Merger Sub”), a wholly owned subsidiary of the Company with and into Kailight pursuant to the Agreement and Plan of Merger by and among the Company, Kailight, Merger Sub and the stockholders’ representatives named therein dated March 27, 2007 (the “Merger Agreement”).  The aggregate purchase price for the Merger was approximately $35 million.  Approximately $3.35 million of the merger consideration is being held in escrow for a one year period to satisfy any claims of indemnification by the Company.  The Merger Agreement provides for a potential earnout of up to $5 million to be paid after the end of January 2009 based on the acquired Kailight operations reaching certain performance milestones.  In connection with the Merger, the Company also assumed specified Kailight options and granted options to purchase shares of the Company’s common stock to the Kailight employees in substitution for such Kailight options.  The Company also satisfied certain Kailight liabilities in connection with the closing of the Merger.  In connection with the Merger, Kailight will be renamed Optium Israel and Sagie Tsadka will become the vice president and general manager of Optium Israel.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The interim unaudited condensed consolidated balance sheet of Kai-Light Photonics Inc. as of March 31, 2007 and December 31, 2006 and the related statements of operations and cash flows for the three month periods ended March 31, 2007 and 2006 are attached hereto as Exhibit 99.1. The audited consolidated balance sheets of Kai-Light Photonics Inc. as of December 31, 2006 and 2005, and the related statements of operations, shareholders’ equity and cash flows for the years then ended and for the period from September 17, 2000 through December 31, 2006 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of April 28, 2007 and the pro forma condensed combined statements of operations for the nine months ended April 28, 2007 and for the year ended July 29, 2006 are attached hereto as Exhibit 99.3.

(c)	Exhibits

2.1

Agreement and Plan of Merger by and among Optium Corporation, CLP Acquisition I Corp., Kai-Light Photonics Inc. and the Stockholders Representatives name therein dated March 27, 2007 as amended by the Acknowledgement and Agreement to the Agreement and Plan of Merger dated April 11, 2007 (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K, event dated May 21, 2007, filed on May 21, 2007).

23.1	Consent of Independent Auditors

99.1

Interim unaudited condensed consolidated balance sheets of Kai-Light Photonics Inc. as of March 31, 2007 and December 31, 2006 and the related statements of operations and cash flows for the three month periods ended March 31, 2007 and 2006

99.2

Audited consolidated balance sheets of Kai-Light Photonics Inc. as of December 31, 2006 and 2005, and the related statements of operations, shareholders’ equity and cash flows for the years then ended and for the period from September 17, 2000 through December 31, 2006

99.3

Unaudited pro forma condensed combined balance sheet as of April 28, 2007 and the unaudited pro forma condensed combined statements of operations for the nine months ended April 28, 2007 and for the year ended July 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

	By:	/s/ Christopher E. Brown
Name: Christopher E. Brown
Title: General Counsel, Vice President of Corporate Development and Secretary

Date: July 30, 2007

EXHIBIT INDEX

2.1

Agreement and Plan of Merger by and among Optium Corporation, CLP Acquisition I Corp., Kai-Light Photonics Inc. and the Stockholders Representatives name therein dated March 27, 2007 as amended by the Acknowledgement and Agreement to the Agreement and Plan of Merger dated April 11, 2007 (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K, event dated May 21, 2007, filed on May 21, 2007).

23.1	Consent of Independent Auditors

99.1

Interim unaudited condensed consolidated balance sheets of Kai-Light Photonics Inc. as of March 31, 2007 and December 31, 2006 and the related statements of operations and cash flows for the three month periods ended March 31, 2007 and 2006

99.2

Audited consolidated balance sheets of Kai-Light Photonics Inc. as of December 31, 2006 and 2005, and the related statements of operations, shareholders’ equity and cash flows for the years then ended and for the period from September 17, 2000 through December 31, 2006

99.3

Unaudited pro forma condensed combined balance sheet as of April 28, 2007 and the unaudited pro forma condensed combined statements of operations for the nine months ended April 28, 2007 and for the year ended July 29, 2006